Bluerock High Income Institutional Credit Fund	Portfolio of Investments

December 31, 2025

Security(a)	Estimated Yield/ Interest Rate	Acquisition Date(b)	Maturity Date	Principal	Cost(c)	Value(d)
COLLATERALIZED LOAN OBLIGATIONS (123.71%)(e)
Collateralized Loan Obligation Debt (89.64%)
AB BSL CLO 7, Ltd., Class E	3M SOFR + 5.60%	12/18/2025	1/15/2039	$3,000,000	$3,000,000	$3,003,664
Abry Liquid Credit CLO 2025-2, Ltd., Class E	3M SOFR + 5.85%	11/14/2025	1/15/2039	3,000,000	3,000,000	3,003,011
AGL CLO 3, Ltd., Class FR	3M SOFR + 7.50%	2/21/2025	4/15/2038	300,000	300,000	300,880
AGL CLO 6, Ltd., Class FR2	3M SOFR + 7.96%	3/21/2025	4/20/2038	290,000	273,751	275,279
AGL CLO 9, Ltd., Class F	3M SOFR + 7.49%	4/11/2024	4/20/2037	500,000	487,528	494,460
AGL CLO 20, Ltd., Class FR	3M SOFR + 7.67%	9/13/2024	10/20/2037	1,125,000	1,075,345	1,094,802
AGL CLO 22, Ltd., Class FR	3M SOFR + 7.02%	11/8/2024	1/20/2037	1,125,000	1,087,385	1,097,416
AGL CLO 23, Ltd., Class FR	3M SOFR + 7.25%	1/31/2025	4/20/2038	300,000	300,000	301,079
AGL CLO 32, Ltd., Class F	3M SOFR + 7.50%	6/20/2024	7/21/2037	250,000	243,604	246,728
AGL CLO 33, Ltd., Class F	3M SOFR + 7.67%	7/5/2024	7/21/2037	237,500	233,394	236,730
AGL CLO 34, Ltd., Class F	3M SOFR + 7.67%	10/15/2024	1/22/2038	250,000	245,520	249,620
AGL CLO 35, Ltd., Class F	3M SOFR + 7.75%	10/25/2024	1/21/2038	237,500	233,232	240,317
AGL CLO 37, Ltd., Class F	3M SOFR + 6.21%	12/18/2024	4/22/2038	312,500	298,236	299,955
AGL CLO 39, Ltd., Class F	3M SOFR + 7.00%	2/28/2025	4/20/2038	1,000,000	1,000,000	1,003,695
AGL CLO 42, Ltd., Class F	3M SOFR + 7.34%	5/28/2025	7/22/2038	237,500	235,241	239,787
Aimco CLO 14, Ltd., Class E2R	3M SOFR + 6.50%	9/18/2025	10/20/2038	1,750,000	1,750,000	1,747,489
Apex Credit CLO 2024-II, Ltd., Class D2	3M SOFR + 5.00%	12/19/2024	7/25/2037	450,000	448,018	451,109
Apidos CLO XLI, Ltd., Class FR	3M SOFR + 8.25%	9/27/2024	10/20/2037	500,000	473,408	481,422
Apidos CLO XLV, Ltd., Class FR	3M SOFR + 7.17%	6/5/2025	7/26/2038	500,000	490,368	498,171
Apidos CLO L, Class F	3M SOFR + 6.94%	11/1/2024	1/20/2038	250,000	238,767	242,165
Apidos CLO LI, Ltd., Class F	3M SOFR + 6.04%	12/18/2024	1/20/2038	500,000	472,746	475,298
Ares LXXI CLO, Ltd., Class E	3M SOFR + 6.70%	12/4/2025	4/20/2037	1,000,000	1,008,908	1,010,423
Arini US CLO III, Ltd., Class E	3M SOFR + 5.25%	10/14/2025	1/15/2039	3,940,000	3,940,000	3,927,227
Arini US CLO IV, Ltd., Class E	3M SOFR + 5.60%	12/18/2025	1/15/2039	2,500,000	2,500,000	2,503,049
Atlantic Avenue 2024-3, Ltd., Class D2(f)	8.50%	11/5/2024	1/20/2035	4,000,000	4,000,000	4,087,384
Atrium XV, Class FR	3M SOFR + 7.90%	6/20/2024	7/16/2037	250,000	245,715	248,596
Barrow Hanley CLO II, Ltd., Class ERR(f)	3M SOFR + 5.40%	10/9/2025	3/31/2038	6,000,000	6,000,000	5,981,647
BBAM US CLO VI, Ltd., Class E	3M SOFR + 5.50%	10/17/2025	1/27/2039	2,000,000	2,000,000	1,995,392
Benefit Street Partners CLO XXXVI, Ltd., Class E2	3M SOFR + 8.25%	8/6/2025	1/25/2038	250,000	244,605	244,943
Benefit Street Partners CLO 41, Ltd., Class E	3M SOFR + 4.90%	12/11/2025	7/25/2038	250,000	249,379	249,862
Birch Grove CLO 9, Ltd., Class E	3M SOFR + 6.25%	11/6/2025	10/22/2037	1,000,000	1,016,191	1,016,124
Birch Grove CLO 12, Ltd., Class F	3M SOFR + 7.00%	2/21/2025	4/22/2038	250,000	250,000	250,995
Blue Owl BSL CLO 2025-1, Ltd., Class E	3M SOFR + 5.60%	12/11/2025	1/20/2039	4,000,000	3,960,000	3,966,329
Bryant Park Funding 2025-26, Ltd., Class E	3M SOFR + 5.35%	3/14/2025	4/20/2038	2,000,000	2,000,000	2,010,674
Bryant Park Funding 2025-27, Ltd., Class E	3M SOFR + 5.60%	10/31/2025	1/22/2039	2,500,000	2,500,000	2,498,788
Canyon CLO 2025-1, Ltd., Class F	3M SOFR + 7.50%	3/10/2025	4/15/2038	250,000	250,000	251,242
Canyon CLO 2025-2, Ltd., Class F	3M SOFR + 7.73%	7/28/2025	10/15/2038	250,000	242,807	243,275
Cedar Funding II CLO, Ltd., Class FR3(f)	3M SOFR + 7.08%	8/13/2025	7/22/2038	5,000,000	4,905,074	4,899,055
CIFC Funding 2022-IV, Ltd., Class FR	3M SOFR + 7.00%	8/12/2025	7/16/2035	1,000,000	1,000,000	1,000,604
CTM CLO 2025-1, Ltd., Class E	3M SOFR + 6.75%	12/11/2025	7/15/2038	250,000	252,859	253,348
CTM CLO 2025-2, Ltd., Class E	3M SOFR + 5.65%	9/26/2025	10/20/2038	3,000,000	3,000,000	2,992,556
Davis Park CLO, Ltd., Class FR	3M SOFR + 7.74%	7/2/2025	7/20/2038	250,000	242,816	245,126
Eldridge CLO 2025-1, Ltd., Class E	3M SOFR + 5.30%	9/30/2025	10/20/2038	2,000,000	2,015,156	2,009,398
Elevation CLO 2021-14, Ltd., Class FR	3M SOFR + 6.30%	2/7/2025	1/20/2038	250,000	227,648	227,423
Elmwood CLO 20, Ltd., Class FR	3M SOFR + 8.00%	12/2/2024	1/17/2037	500,000	498,909	502,997
Elmwood CLO 35, Ltd., Class E(f)	3M SOFR + 5.25%	9/4/2025	10/18/2037	3,000,000	3,034,562	3,034,955
Elmwood CLO 37, Ltd., Class E2	3M SOFR + 6.00%	12/16/2024	1/17/2038	1,000,000	1,000,000	1,007,269
Empower CLO 2023-2, Ltd., Class ER	3M SOFR + 5.60%	8/8/2025	10/15/2038	1,500,000	1,500,000	1,507,401
Garnet CLO 2, Ltd., Class E	3M SOFR + 5.25%	10/31/2025	10/20/2038	2,900,000	2,907,130	2,904,960
Garnet CLO 4, Ltd., Class E	3M SOFR + 5.00%	11/7/2025	1/20/2039	3,000,000	3,000,000	3,000,401
Generate CLO 14, Ltd., Class E	3M SOFR + 6.75%	6/16/2025	4/22/2037	2,000,000	2,009,315	2,026,152
Generate CLO 16, Ltd., Class E(f)	3M SOFR + 6.15%	10/7/2025	7/20/2037	3,875,000	3,888,156	3,878,414
Goldentree Loan Management US CLO 1, Ltd., Class FR2	3M SOFR + 7.76%	6/12/2024	4/20/2034	1,000,000	997,053	1,002,956

Bluerock High Income Institutional Credit Fund	Portfolio of Investments

December 31, 2025

Security(a)	Estimated Yield/ Interest Rate	Acquisition Date(b)	Maturity Date	Principal	Cost(c)	Value(d)
Collateralized Loan Obligation Debt (89.64%) (continued)
Goldentree Loan Management US CLO 11, Ltd., Class ER(f)	3M SOFR + 4.90%	10/7/2025	10/20/2034	$3,750,000	$3,769,235	$3,763,739
GoldenTree Loan Management US CLO 20, Ltd., Class F	3M SOFR + 7.74%	4/30/2024	7/20/2037	1,000,000	987,296	1,002,450
GoldenTree Loan Management US CLO 24, Ltd., Class F	3M SOFR + 7.00%	3/14/2025	10/20/2038	5,000,000	5,000,000	5,025,282
Green Lakes Park CLO LLC, Class F	3M SOFR + 7.25%	1/17/2025	1/25/2038	500,000	500,000	501,923
Greenacre Park CLO LLC, Class FR	3M SOFR + 7.46%	5/22/2025	7/20/2038	200,000	188,598	192,541
Halseypoint CLO 7, Ltd., Class FR	3M SOFR + 9.51%	6/6/2025	7/20/2038	250,000	231,106	233,375
Harriman Park CLO, Ltd., Class FRR	3M SOFR + 7.75%	6/18/2025	7/20/2038	250,000	242,830	245,504
Higley Park CLO, Ltd., Class F	3M SOFR + 7.11%	7/10/2025	7/24/2038	250,000	242,758	244,869
KKR CLO 37, Ltd., Class FR	3M SOFR + 7.50%	2/21/2025	4/20/2038	200,000	200,000	200,628
KKR CLO 38, Ltd., Class D3R	3M SOFR + 9.65%	12/15/2025	1/15/2038	3,500,000	3,500,000	3,510,081
KKR CLO 49, Ltd., Class FR	3M SOFR + 7.83%	10/8/2024	10/20/2037	500,000	464,428	471,688
KKR CLO 54, Ltd., Class F	3M SOFR + 7.11%	11/22/2024	1/15/2038	175,000	162,349	163,900
KKR CLO 55, Ltd., Class F	3M SOFR + 7.26%	7/11/2025	7/20/2038	250,000	242,755	244,792
KKR CLO 60, Ltd., Class F	3M SOFR + 7.15%	11/19/2024	1/15/2038	200,000	185,555	187,469
Lake George Park CLO, Ltd., Class F	3M SOFR + 7.00%	2/18/2025	4/15/2038	300,000	300,000	301,167
LCM 39, Ltd., Class FR	3M SOFR + 7.31%	10/18/2024	10/15/2034	950,000	903,433	913,068
Madison Park Funding XXX, Ltd., Class FR	3M SOFR + 7.91%	8/9/2024	7/16/2037	250,000	245,666	249,512
Madison Park Funding XXXI, Ltd., Class FR	3M SOFR + 7.90%	5/30/2024	7/23/2037	250,000	245,733	248,893
Madison Park Funding LVII, Ltd., Class F	3M SOFR + 7.86%	7/31/2024	7/27/2034	250,000	246,104	248,544
Magnetite XXIX, Ltd., Class F	3M SOFR + 7.75%	8/14/2024	7/15/2037	750,000	750,000	763,072
Magnetite XXXVI, Ltd., Class FR	3M SOFR + 7.18%	5/30/2025	7/25/2038	250,000	245,259	249,524
Magnetite XLII, Ltd., Class F	3M SOFR + 6.40%	1/22/2025	1/25/2038	500,000	493,798	495,932
Magnetite XLV, Ltd., Class F	3M SOFR + 6.50%	3/12/2025	4/15/2038	950,000	950,000	954,375
Marble Point CLO XXI, Ltd., Class D2	3M SOFR + 5.24%	10/30/2024	10/17/2034	470,000	462,996	466,710
Menlo CLO I, Ltd., Class F	3M SOFR + 6.30%	11/22/2024	1/20/2038	3,187,500	2,899,578	2,926,605
Menlo CLO II, Ltd., Class F	3M SOFR + 6.51%	4/4/2025	4/20/2038	3,000,000	2,774,267	2,805,496
Menlo CLO III, Ltd., Class E(f)	3M SOFR + 5.35%	9/11/2025	10/16/2038	3,000,000	3,000,000	2,997,609
Mountain View CLO XIX, Ltd., Class E	3M SOFR + 6.25%	8/26/2025	10/17/2038	2,000,000	1,960,511	1,963,774
Navesink CLO 2, Ltd., Class DJR	9.25%	12/19/2025	1/15/2036	4,500,000	4,500,000	4,503,398
Navesink CLO 2, Ltd., Class E	3M SOFR + 7.50%	5/13/2025	4/15/2036	3,000,000	2,993,906	3,000,000
Navesink CLO 2, Ltd., Class ER	3M SOFR + 7.04%	12/19/2025	1/15/2036	4,000,000	3,960,000	3,962,738
Navesink CLO 3, Ltd., Class E	3M SOFR + 6.82%	6/12/2025	7/15/2037	3,000,000	2,972,017	3,002,660
Navesink CLO 4, Ltd., Class E	3M SOFR + 6.25%	9/26/2025	10/15/2037	2,000,000	2,000,000	1,995,881
NGC 2024-I, Ltd., Class E(f)	3M SOFR + 8.73%	5/17/2024	7/20/2037	2,000,000	1,974,324	2,002,465
Niagara Park CLO, Ltd., Class ERR(f)	3M SOFR + 6.10%	11/5/2024	1/17/2038	4,500,000	4,500,000	4,566,638
Niagara Park CLO, Ltd., Class FRR	3M SOFR + 7.16%	11/5/2024	1/17/2038	250,000	238,797	242,051
Obra CLO 1, Ltd., Class E(f)	3M SOFR + 6.75%	8/19/2025	1/20/2038	2,250,000	2,287,769	2,288,617
Ocean Trails CLO IX, Class FRR	3M SOFR + 7.68%	3/3/2025	1/15/2038	1,000,000	916,251	918,375
OFSI BSL XI, Ltd., Class D2RR	9.60%	11/21/2025	3/31/2038	775,000	775,000	776,509
Silver Point CLO 5, Ltd., Class E(f)	3M SOFR + 6.40%	7/28/2025	10/20/2037	4,250,000	4,316,612	4,332,973
Silver Point CLO 6, Ltd., Class F	3M SOFR + 7.81%	10/15/2024	10/15/2037	250,000	241,067	244,922
Silver Point CLO 7, Ltd., Class F	3M SOFR + 7.33%	11/25/2024	1/15/2038	250,000	240,938	243,310
Silver Point CLO 8, Ltd., Class F	3M SOFR + 7.25%	2/28/2025	4/15/2038	250,000	250,000	250,910
Sixth Street CLO XIV, Ltd., Class FR2	3M SOFR + 7.25%	2/3/2025	1/20/2038	200,000	200,000	200,750
Sixth Street CLO XX, Ltd., Class FR	3M SOFR + 7.42%	6/17/2025	7/17/2038	250,000	245,227	248,051
TCW CLO 2023-2, Ltd., Class ER	3M SOFR + 6.85%	12/23/2025	1/24/2039	1,500,000	1,440,000	1,441,150
Trimaran CAVU 2019-1, Ltd., Class ER	3M SOFR + 6.00%	12/19/2024	1/20/2037	3,000,000	3,000,000	3,015,574
Trinitas CLO XXXI, Ltd., Class E	3M SOFR + 5.95%	5/14/2025	1/22/2038	1,500,000	1,511,525	1,539,567
TSTAT 2022-1, Ltd., Class FR(f)	3M SOFR + 8.69%	7/12/2024	7/20/2037	5,240,000	5,200,225	5,245,693
Wellfleet CLO 2021-4, Ltd., Class FR	3M SOFR + 8.00%	10/10/2025	10/25/2038	1,000,000	901,536	898,897
Wellfleet CLO 2022-1, Ltd., Class D1R(f)	3M SOFR + 3.95%	1/29/2025	7/15/2037	5,000,000	5,051,045	5,040,385
Wellman Park CLO, Ltd., Class F	3M SOFR + 8.25%	7/25/2024	7/15/2037	1,000,000	1,000,000	1,014,032
Wildwood Park CLO, Ltd., Class F	3M SOFR + 7.91%	9/12/2024	10/20/2037	980,000	936,373	953,664

Bluerock High Income Institutional Credit Fund	Portfolio of Investments

December 31, 2025

Security(a)	Estimated Yield/ Interest Rate	Acquisition Date(b)	Maturity Date	Principal	Cost(c)	Value(d)
Collateralized Loan Obligation Debt (89.64%) (continued)
Zais CLO 18, Ltd., Class DJR(f)	9.00%	8/12/2025	10/25/2037	$5,000,000	$5,000,000	$5,032,359
Zais CLO 18, Ltd., Class ER	3M SOFR + 7.00%	8/12/2025	10/25/2037	4,000,000	4,000,000	4,001,933
Total Collateralized Loan Obligation Debt(Cost $168,819,693)						$169,498,066

Collateralized Loan Obligations Equity (34.07%)(g)
Apidos CLO XLIX, Class SUB	13.00%	8/2/2024	10/24/2037	3,000,000	2,440,425	2,708,055
Bain Capital CLO 2024-1, Ltd., Class SUB	12.98%	6/20/2024	4/16/2037	5,000,000	4,145,127	4,203,801
Bain Capital Credit CLO 2024-3, Ltd., Class SUB	14.19%	8/1/2024	7/16/2037	4,000,000	3,025,340	3,162,076
Generate CLO 13, Ltd., Class SUB	6.67%	8/26/2024	1/20/2037	3,000,000	2,211,858	1,956,353
Generate CLO 15, Ltd., Class SUB	9.23%	4/3/2024	7/20/2037	3,000,000	2,459,805	2,360,627
Market Street CLO, Ltd. I, Class SUB	18.05%	10/31/2025	7/20/2038	2,000,000	1,198,940	1,221,394
New Mountain CLO 6, Ltd., Class SUB	12.78%	8/23/2024	10/15/2037	3,300,000	2,609,274	2,665,771
Octagon Investment Partners 28, Ltd., Class FEE	20.49%	7/2/2024	4/24/2037	4,950,000	2,297,842	2,595,945
Park Blue CLO 2024-V, Ltd., Class SUB	15.00%	8/21/2024	7/25/2037	2,530,000	1,825,536	1,978,582
Silver Point CLO 6, Ltd., Class INC	16.45%	10/15/2024	10/15/2037	3,000,000	2,277,310	2,632,986
Silver Rock CLO I, Ltd., Class SUB	30.38%	12/2/2025	10/20/2037	6,020,000	2,617,457	2,655,860
Trinitas CLO VI, Ltd., Class SUB	7.64%	6/21/2022	1/25/2034	35,421,178	13,760,739	11,976,347
Trinitas CLO VII, Ltd., Class SUB	10.77%	6/21/2022	1/25/2035	9,450,000	3,590,781	3,161,177
Trinitas CLO IX, Ltd., Class SUB	0.00%(h)	6/21/2022	1/20/2032	13,000,000	1,696,442	515,298
Trinitas CLO X, Ltd., Class SUB	16.97%	6/21/2022	1/15/2035	22,900,000	11,233,807	11,073,155
Trinitas CLO XII, Ltd., Class SUB	3.88%	6/21/2022	4/25/2033	11,820,000	7,725,143	6,867,204
Wildwood Park CLO, Ltd., Class SUB	13.88%	9/12/2024	10/20/2037	3,070,000	2,536,575	2,698,436
Total Collateralized Loan Obligations Equity(Cost $67,652,401)						$64,433,067

Total COLLATERALIZED LOAN OBLIGATIONS(Cost $236,472,094)						$233,931,133

SHORT TERM INVESTMENTS (5.70%)	Shares
Fidelity Investments Money Market Fund - Government Portfolio - Class I, 3.66%(Cost $10,780,352)(i)	10,780,352	10,780,352

TOTAL INVESTMENTS- (129.41%) (COST $247,252,446)		$244,711,485
LIABILITIES IN EXCESS OF OTHER ASSETS ((29.41%))		(55,619,597)
Net Assets (100.00%)		$189,091,888

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Borrow Amount	Maturity Amount
Lucid Management and Capital Partners	4.89363%	10/16/25	1/15/26	$(10,631,000)	$(10,760,704)
Lucid Management and Capital Partners	5.14363%	10/16/25	1/15/26	$(2,792,000)	$(2,827,804)
Lucid Management and Capital Partners	5.13532%	10/8/25	1/15/26	$(2,326,000)	$(2,358,398)
Lucid Management and Capital Partners	5.22000%	11/14/25	1/15/26	$(5,589,000)	$(5,638,557)
Royal Bank of Canada	SOFR + 1.00%	12/16/25	3/17/26	$(3,152,000)	$(3,193,357)
Royal Bank of Canada	SOFR + 1.05%	12/16/25	3/17/26	$(1,442,000)	$(1,453,644)
Royal Bank of Canada	SOFR + 1.10%	12/16/25	3/17/26	$(8,457,000)	$(8,530,489)
Royal Bank of Canada	SOFR + 1.45%	12/16/25	3/17/26	$(2,562,000)	$(2,576,879)
Total				$(36,951,000)	$(37,339,832)

Bluerock High Income Institutional Credit Fund	Portfolio of Investments

December 31, 2025

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

Reference Rates:

3M US SOFR - 3 Month SOFR as of December 31, 2025 was 4.01%

(a)	The Fund does not “control” nor is an “affiliate” of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if the Fund owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if the Fund owned 5% or more of its voting securities.
(b)	Acquisition date represents the initial purchase trade date, or the date the investment was contributed to the Fund at inception.
(c)	Cost represents the GAAP amortized cost, defined as the initial cost minus any return of principal and/or adjusted for the accretion(amortization) of discounts(premiums).
(d)	Fair value is determined in good faith in accordance with valuation principles pursuant to FASB ASC Topic 820 “Fair Value Measurement”. Fair value is determined using significant unobservable inputs. The total fair value of these investments as of 12/31/2025 was 233,931,133, which represents 123.71% of total net assets of the fund.
(e)	The securities in which the Fund has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of 12/31/2025, the aggregate market value of those securities was $233,931,133, representing 123.71% of net assets.
(f)	All or a portion of the security has been pledged as collateral in connection with open reverse repurchase agreements. At 12/31/2025, the value of securities pledged amounted to $57,151,932 or 30.22% of net assets. See Note 3.
(g)	The CLO subordinated notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s securities less contractual payments to CLO debt tranche holders and CLO expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions, and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

(h)	As of December 31, 2025, the estimated yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.
(i)	The rate shown is the annualized 7-day yield as of December 31, 2025.

Bluerock High Income Institutional Credit Fund	Notes to Quarterly Portfolio of Investments

December 31, 2025

1. ORGANIZATION

The Bluerock High Income Institutional Credit Fund (the “Fund” or the “Trust”) was organized as a Delaware statutory trust on August 19, 2021 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund is non-diversified. The Fund’s investment advisor is Bluerock Credit Fund Advisor, LLC (the “Advisor”). Clearlake Asset Management, LLC, formerly known as WhiteStar Asset Management LLC, (the “Sub-Advisor” and/or “Clearlake Credit”) serves as the Fund’s investment sub-advisor, pursuant to the Sub-Advisor Agreement with the Advisor. The Fund’s primary investment objective is to generate high current income, while secondarily seeking attractive, long-term risk-adjusted returns with low correlation to the broader markets.

The Fund pursues its investment objective by investing, directly or indirectly, in senior secured loans (“Senior Secured Loans”). The Fund may purchase Senior Secured Loans directly in the primary or secondary market and will invest in them indirectly by purchasing various tranches, including senior, junior and equity tranches, of entities that own a diversified pool of Senior Secured Loans known as Collateralized Loan Obligations, or “CLOs”, (collectively with Senior Secured Loans, “Target Securities”). The Fund may invest in any structure where the primary collateral or assets are Target Securities. The Fund will generally focus its investment activities on U.S. dollar -denominated loans that (i) are broadly syndicated and made to U.S. companies, (ii) are senior in the capital structure with a priority claim on assets and cash flow of the underlying borrower, (iii) are primarily secured by first priority liens on assets of the underlying borrowers, (iv) are rated BB+ or below, known as “below investment grade” or “junk”, or are unrated (v) are floating rate to provide some protection against rising interest rates, (vi) have loan to value ratios generally in the 40 – 60% range at origination, and (vii) in CLOs that own such loans and additionally (a) are diversified by issuer, industry and geography, (b) have senior tranches with high credit ratings in order to maximize excess spread, (c) have attractive risk-adjusted spreads, and (d) are actively managed by experienced CLO collateral managers, including Trinitas Capital Management, LLC (“Trinitas”) or other advisors who may also be associated with the Sub-Advisor. Securities which are “below investment grade” or “junk” are predominantly speculative in nature.

The Fund commenced operations on June 21, 2022. The Fund currently offers Class A, Class C, Class F and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class C shares, Class F shares and Class I shares are not subject to sales charges. The minimum initial investment by a shareholder for Class A shares is $2,500 for regular accounts and $1,000 for retirement plan accounts, and a minimum subsequent investment of at least $100 for regular accounts and $50 for retirement plan accounts. Class A shares that were purchased in amounts of $1,000,000 or more that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. The minimum initial investment by a shareholder for Class C shares is $2,500 for regular accounts and $1,000 for retirement plan accounts, and a minimum subsequent investment of at least $100 for regular accounts and retirement plan accounts. Class C shares that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. The minimum initial investment for Class I shares is $1,000,000, while subsequent investments may be made with any amount. There is no minimum initial investment amount for Class F shares. Class F shares are not publicly available for purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing shareholder service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its shareholder service and/or distribution plans. The Fund’s income, expenses (other than class specific shareholder service and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are governed by accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and unrealized gain/(loss) on investments for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 “Financial Services – Investment Companies”.

A. Valuation of Investments – Fund investments are recognized at fair value, and subsequent changes in fair value are recognized in unrealized appreciation/(depreciation) on investments in the Statement of Operations. Fund investments are valued in accordance with FASB ASC Topic 820 “Fair Value Measurement”, and governed by the Fund’s valuation policies. The Fund’s Board of Trustees (the “Board”) has named the Advisor as its valuation designee. As the valuation designee, the Advisor executes the Fund’s valuation policies. The Board reviews the execution of this process at least annually to assure the process produces reliable results. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Rather, in determining the fair value of a security for which there are no readily available market quotations, several factors may be considered, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security and the recommendation of the Fund’s third-party valuation consultants. The Advisor will attempt to obtain current information to value all fair valued securities.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund, including the Fund’s investments in CLOs. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

Bluerock High Income Institutional Credit Fund	Notes to Quarterly Portfolio of Investments

December 31, 2025

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

GAAP establishes a framework, including a hierarchy that prioritizes inputs to valuation methods, which the Fund utilizes on a recurring basis. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The valuation techniques used by the Fund to measure fair value during the six months ended December 31, 2025, maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2025 for the Fund’s investments measured at fair value:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations	$–	$–	$233,931,133	$233,931,133
Short Term Investments	10,780,352	–	–	10,780,352
TOTAL	$10,780,352	$–	$233,931,133	$244,711,485
Liabilities
Reverse Repurchase Agreements	$–	$(36,951,000)	$–	$(36,951,000)

The following table shows the aggregate changes in fair value of the Fund’s Level 3 investments during the six months ended December 31, 2025.

Asset Type	Balance as of September 30, 2025	Accrued Discount/ premium	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Balance as of December 31, 2025	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2025
Collateralized Loan Obligations	$219,382,537	$(1,064,488)	$280,516	$(2,133,817)	$63,757,688	$(46,291,303)	$233,931,133	$1,683,233

A.1. Valuation of Collateralized Loan Obligations – The Fund primarily invests in junior debt and equity tranches of CLOs. With respect to CLOs, the Fund has engaged an independent third-party valuation specialist to assist in estimating fair value for such securities in circumstances where a market price is not readily available. The factors that may be considered with respect to the valuation of CLOs include: loan terms and covenants, loan duration, contract (coupon) rate, rate structure, quality of collateral, debt service coverage ratio, prevailing interest rates, borrower’s ability to adequately service its debt, loan prepayment rate, loan default rate, loan default recovery percentage, recent loan ratings migration, average loan prices in secondary market, pipeline of new issue CLO issuance, environment of high-yield bond markets, market interest rate sentiment, and other factors deemed applicable. All of these factors may be subject to adjustments based upon the particular circumstances of a security or the Fund’s actual investment position. In addition, the Advisor considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, payment defaults, if any, and covenant cushions. In periods of illiquidity and volatility, the Advisor may rely more heavily on other qualities and metrics, including, but not limited to, the collateral manager, time left in the reinvestment period, and expected cash flows and overcollateralization ratios.

Bluerock High Income Institutional Credit Fund	Notes to Quarterly Portfolio of Investments

December 31, 2025

The Advisor categorizes CLO investments as a Level 3 investment. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO investments in which the Fund invests. The Advisor incorporates the prices from a third-party valuation specialist to estimate the fair value of CLO investments. Estimates are based on detailed information on the characteristics of each CLO, including recent information about the underlying senior secured loans and CLO debt liabilities from data sources such as trustee reports, in order to project future cash flows in a consistent and transparent manner.

3. REVERSE REPURCHASE AGREEMENTS

A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing transaction under which the Fund will effectively pledge certain assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount less than the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and interest and correspondingly receive back its collateral. While used as collateral, the pledged assets continue to pay principal and interest which are for the benefit of the Fund.

For the six months ended December 31, 2025, the average daily balance and average interest rate in effect for reverse repurchase agreements were $35,044,750 and 5.16%, respectively.

4. RISKS AND UNCERTAINTIES

In the normal course of business, the Fund faces certain risks and uncertainties. Set forth below is a summary of certain principal risks associated with the Fund. The following is not intended to be a complete list of all the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information.

Collateralized Loan Obligation (CLO) Risk – In addition to the general risks associated with investments in debt instruments and securities discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund’s investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the CLO investment may not be fully understood at the time of investment and may produce disputes with the issuer, holders of senior tranches or other unexpected investment results.

In addition, CLOs and other structured products are often governed by a complex series of legal documents and contracts, which define the class or tranche of each investment, and may also increase the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. In a typical CLO, the capital structure would include approximately 90% debt, of which over 85% is generally investment grade, with the remainder comprising the junior most CLO securities, typically referred to as the CLO’s junior debt tranche and equity tranche. The Fund may acquire CLO investments in such equity and junior debt securities, which are subordinate to more senior tranches of the CLO. Such CLO equity and junior debt securities are therefore subject to increased risk of default relative to the holders of more senior tranches of the CLO. The Fund’s investment in equity tranches of CLO securities will be in the first loss position and junior debt tranches typically will be subordinate to more senior positions with respect to realized losses on the assets of the CLOs in which it is invested.

In connection with a primary issuance of a CLO, the structure of the CLO allows the CLO manager to purchase additional collateral (loans) for the CLO after the closing date of the Fund’s investment (the “Warehouse Period”). During the Warehouse Period, the price and availability of additional collateral may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire additional collateral that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to its effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment, resulting in a loss.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the holders of the junior debt tranche and the equity tranche would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, in connection with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

Bluerock High Income Institutional Credit Fund	Notes to Quarterly Portfolio of Investments

December 31, 2025

The Fund’s investments in Senior Secured Loans in CLOs may be riskier and less transparent to the Sub-Advisor than direct investments in the underlying companies. The Sub-Advisor cannot be certain that due diligence investigations with respect to any investment opportunity for the Fund will reveal or highlight all relevant facts (including fraud) that may be necessary or helpful in evaluating such investment opportunity, or that its due diligence investigations will result in investments for the Fund being successful. There is limited control of the administration and amendment of Senior Secured Loans in CLOs. Senior Secured Loans in CLOs may be sold and replaced resulting in a loss to the Fund.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to defaults under the Senior Secured Loans in which the CLO has invested, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem senior tranches or to purchase additional collateral for all tranches, until the ratios again exceed the minimum required levels or any the senior tranches of CLO debt are repaid in full. The Fund’s investments in CLOs or Senior Secured Loans may prepay more quickly than expected, which could have an adverse impact on the Fund’s net assets and/or returns.

The Fund may recognize “phantom” taxable income (due to allocations of profits or cancellation of debt, which results in recognition of taxable income regardless of whether a corresponding amount of cash is actually received) from its investments in these subordinated tranches of CLOs and structured notes. The CLOs in which the Fund invests may constitute Passive Foreign Investment Companies (“PFICs”). If the Fund acquires shares in a PFIC (including in CLOs that are PFICs), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Fund to recognize its share of the PFICs income for each year regardless of whether it receives any distributions from such PFICs. The Fund must nonetheless distribute such income to maintain its status as a Regulated Investment Company (“RIC”).

Market Risk – An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. The value of Fund investments, like other market investments, may move up or down, sometimes rapidly and unpredictably, which will subject shareholders to risk. In addition, the Fund is subject to the risk that geopolitical and other similar events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets.

The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The foregoing could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund and its service providers, adversely affect the performance, value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Debt Securities and Interest Rate Risks – Because the Fund invests primarily in debt-anchored instruments and securities, the value of your investment in the Fund may fluctuate with changes in interest rates. Typically, a rise in market interest rates will cause a decline in the value of fixed rate or other debt instruments. If market interest rates increase, there is a significant risk that the value of the Fund’s investment in fixed rate debt securities may fall, and that it may be more difficult for the Fund to raise capital. Related risks include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

Credit Risk – It is possible that the borrowers under the Senior Secured Loans may not make scheduled interest and/or principal payments on their loans and/or debt securities, which may result in losses or reduced cash flow to the Fund, either or both of which may cause the Net Asset Value of, or the distributions by, the Fund to decrease. In addition, the credit quality of securities held by the Fund may fall if the underlying borrowers’ financial condition deteriorates. This also may negatively impact the value of and the Fund’s returns on its investment in such securities.

Prepayment Risk – Debt securities may be subject to prepayment risk because borrowers are typically able to repay their debt obligations prior to maturity principal. Consequently, a debt security’s maturity may be longer or shorter than anticipated. When interest rates fall, debt obligations tend to be refinanced or otherwise paid off more quickly than originally anticipated. If that occurs with respect to the Fund’s investments, the Fund may have to invest the prepaid proceeds in securities with lower yields. When interest rates rise, obligations will tend to be paid off by the obligor more slowly than anticipated, preventing the Fund from reinvesting at higher comparable or yields. For certain investments, lower-than-expected prepayment rates may expose investments in the junior tranches of CLOs to credit risks for longer periods of time.

SOFR Risk – The Fund invests in Target Securities that may have floating or variable rate calculations for payment obligations or financing terms based on the Secured Overnight Financing Rate (“SOFR”). SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume- weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from the London Interbank Offered Rate (“LIBOR”). LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three- month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Bluerock High Income Institutional Credit Fund	Notes to Quarterly Portfolio of Investments

December 31, 2025

Below Investment Grade Risk – Lower-quality debt investments, known as “below investment grade” or “junk”, are speculative and present greater risk than investments of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these investments and reduce the Fund’s ability to sell its investments. Additionally, high yield issuers may seek bankruptcy protection which will delay resolution of creditor claims and may eliminate or materially reduce liquidity. The Sub-Advisor’s assessment of an issuer’s credit quality may prove incorrect and the Fund could suffer losses.

Liquidity Risk – Underlying Investments – The Fund’s investments, such as in Target Securities, are subject to liquidity risk. This liquidity risk exists because particular investments of the Fund may be difficult to sell, possibly preventing the Fund from selling them at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices, in order to satisfy its 5% quarterly repurchase obligations.

Leveraging Risk – The Fund is authorized to use leverage for investment purposes and to satisfy redemption requests. The use of leverage will cause the Fund to incur additional expenses and may significantly magnify the Fund’s losses in the event of adverse performance of the Fund’s underlying investments.